united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 11/30

Date of reporting period: 11/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Auer Growth Fund

Annual Report

November 30, 2020

Fund Adviser:

SBAuer Funds, LLC
8801 River Crossing Blvd, Suite 100
Indianapolis, IN 46240
Toll Free (888) 711-AUER (2837)
www.auergrowthfund.com

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - (Unaudited)

They say on Wall Street to be careful throwing the phrase around, “it’s different this time.” The market has seen everything over its history, and that includes pandemics. We hope this letter finds you and your loved ones well, let us root for a better 2021.

The Auer Growth Fund (the “Fund”) started its fiscal year December 1, 2019, at $8.12 a share and ended the fiscal year November 30, 2020, at $8.10 a share for a loss of 2 cents or -0.25%. This compares with the return of the S&P 500 Index of 17.46% during the same period.

The Fund did drop to a low during the COVID19 sell off and hit its low of $4.71 on March 18, 2020. The S&P 500 and Dow Jones Indices hit their respective lows on March 23, 2020. The main impact to the Fund came as a result of the ‘panic’ selling in March. We had limited exposure to sectors that were actually impacted by the restrictions imposed due to the pandemic.

The Fund tries to buy stocks that have just reported a nice bump in growth in profit and sales for the quarter versus the previous year’s quarter. However, another overriding objective is the stocks have to be deemed good value, which we define as below a 12 price to earnings ratio: this can be either trailing or forward calculated. This puts the portfolio solidly in the deep value camp, not by our definition, but by other services that track the characteristics of the stocks we hold.

When we look at the market we see that most stocks fall into one of four main categories Large Growth, Large Value, Small Growth and Small Value. We consider these the ‘legs of the market’. It is interesting to note, for this same fiscal period, the ‘four legs of the market’. These different niches of the market can be easily tracked with very large ETFs. As of this writing, the two large exchange traded funds managed by iShares have more than $50 billion of assets allocated to them, and the two small ones more than $10 billion.

ETF to track a sector of the market	Symbol	12.1.19 – 11.30.20
Large Growth tracking the Russsell 1000 Growth	IWF	+36.2%
Large Value tracking the Russell 1000 Value	IWD	+1.7%
Small Growth tracking the Russell 2000 Growth	IWO	+26.0%
Small Value tracking the Russell 2000 Value	IWN	+0.2%

Both the value ETFs, IWD and IWN, on share price were actually negative slightly for the period 12/1/19 through 11/30/20, but we have included the dividends in the above calculations, which brought them slightly positive.

1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - (Unaudited) (continued)

The question we get asked the most is why has the market hit new highs at the end of 2020, with so many people out of work and the economy in tatters? In our letter last year, we gave 3 big trends. We will not rehash those all here, but one of the three was a stock shortage. Some others believe the stimulus dollars or some of the stimulus packages ended up in the stock market. We are not sure that the $1,200 stimulus checks drove the market. We do believe the people that already were wealthy, the people who may have 7-figure accounts and deal in opening new stores and business, did shift a lot to stocks. We believe if you owned a chain of gyms, or a chain of hair salons, or bowling alleys, or independent movie theaters, or a small restaurant chain, and you had built some net worth, you have decided to probably never open another one of whatever you were running, and you want your money in something that you can liquidate in a few minutes. On top of that, we observed that if it is a company with technology that can survive during shutdowns like Google, Apple, Amazon, or even super thrive during lockdowns like Netflix, then money piled into those type of companies even more. We further observed that money did not during this period move into small value stocks, or value stocks at all.

We read an interesting article in Pensions & Investments in October. You can Google it by looking for “AJO Partners to close.” This very large firm that had been in business for 37 years, at its peak in 2007 was managing more than $30 billion, and most recently had dropped to about $10 billion, specialized in buying value type stocks. The founder of the company, although believes there is a future for value stocks, does not believe it will come fast enough, so they are giving the client’s money back and shutting down the firm, even though they still managed billions.

AQR management in May put out another interesting article I encourage our think-for-yourself clients to read. AQR manages $143 billion in client assets. You can find it by Googling, “AQR, Is systematic Value Investing Dead.”

In this article, they divide the US stock market into the cheap stocks, based on book value, and the expensive stocks. Cut the market right in two. They then analyze this going back to 1967, and they find that the difference in those 2 lists is a median of 5.4x more expensive price to book on the “hot” stocks, versus the dull value stocks. They can then model where it is from the data, using a term called standard deviation. Basically 1 standard deviation is when does the data fall into 67% of the time. When you get to 2 standard deviations you are talking about 95%, and 3 standard deviations is about 99%. But when you get to 4 standard deviations you are talking 99.9%. The difference between expensive to cheap stocks was about 10x more right before the dot com bust in 2000. But now that number is greater than 12x, which is a 4.5 standard deviation event, which is like 99.95%, or a 5 in 10,000 chance event.

2

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - (Unaudited) (continued)

What I am trying to share is the compression that has happened in the value stocks, which has only been magnified by the pandemic and the psychology is like nothing we have ever seen. Eventually, we hope the market gets back to looking for good value, which is good price to earnings, good price to book, and good price to sales type of stocks. The pandemic stocks that have went parabolic and are many times trading at price to earnings ratios of 50 (or more) we do not believe is sustainable, although we can not predict when that bubble could burst.

As we mentioned the impact of the pandemic was felt most keenly by the portfolio in March of this year we saw our investments in the Energy sector his very hard. Silver Bow Resources, Ring Energy and Bonanza Creek had strong negative impact on the portfolio. On the positive side the portfolio was able to recover most of the downside it experienced in March. Our investments in the housing sector lead by DHT Holdings and NMI Holdings gave the portfolio a good boost coming out of the lows. Bulk Shippers also assisted the recovery when the price of oil bottomed out in March large holders of oil sought out the shipping companies as a possible source of storage. Teekay Tankers is one of the shippers that the Fund held and aided in the recovery.

While we are disappointed in the overall return for the last year we believe firmly that the deep value, high growth strategy the Fund follows will provide strong growth coming out of this pandemic year. As funds flow from overpriced, over hyped stocks those funds will find a home in financial stable and profitable companies, like the ones we own.

We thank you for your trust and perseverance. We sincerely hope to provide you a glowing report on the Fund this time next year.

3

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*
(For the periods ended November 30, 2020)

	1 Year	5 Year	10 Year
Auer Growth Fund	-0.25%	3.17%	2.69%
S&P 500® Index**	17.46%	13.99%	14.19%

Total annual operating expenses, as disclosed in the Auer Growth Fund (the “Fund”) prospectus dated March 29, 2020, which included acquired fund fees and expenses of 0.02%, were 2.33% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2020 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The S&P 500® Index (the “Index”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (888) 711-2837.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

Comparison of the Change in Value of a $10,000 Investment in the Auer
Growth Fund and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 30, 2010 and held through November 30, 2020. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 711-2837. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

5

FUND HOLDINGS – (Unaudited)

Auer Growth Fund Holdings as of November 30, 2020(a)

(a)	As a percentage of net assets.

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that SBAuer Funds, LLC (the “Adviser”) believes present the most favorable potential for capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

6

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2020

COMMON STOCKS — 96.02%	Shares	Fair Value
Consumer Discretionary — 21.84%
Brunswick Corp.	2,500	$186,600
Century Communities, Inc.(a)	14,000	623,000
Comstock Holding Cos., Inc.(a)	28,000	85,400
D.R. Horton, Inc.	2,500	186,250
Educational Development Corp.	16,000	251,680
Escalade, Inc.	4,700	90,569
Green Brick Partners, Inc.(a)	12,000	261,240
Lakeland Industries, Inc.(a)	8,000	158,560
LCI Industries	1,500	188,670
M.D.C. Holdings, Inc.	7,800	376,506
M/I Homes, Inc.(a)	4,000	181,800
MarineMax, Inc.(a)	3,000	98,520
Meritage Homes Corp.(a)	1,800	162,270
Smith & Wesson Brands, Inc.	11,000	173,360
Sturm Ruger & Co., Inc.	2,600	159,224
Superior Group of Cos.	8,200	178,268
Taylor Morrison Home Corp.(a)	15,000	379,200
Vista Outdoor, Inc.(a)	4,300	88,709
Winnebago Industries, Inc.	3,700	195,841
		4,025,667
Consumer Staples — 1.95%
Ocean Bio-Chem, Inc.	7,500	99,375
Big Lots, Inc.	3,300	170,511
Natural Alternatives International, Inc.(a)	9,000	88,740
		358,626
Energy — 6.21%
DHT Holdings, Inc.	60,000	306,600
Euronav NV	30,000	237,000
Frontline Ltd.	42,000	262,500
International Seaways, Inc.	20,000	337,800
		1,143,900
Financials — 31.84%
Atlanticus Holdings Corp.(a)	9,700	145,500
Bancorp, Inc. (The)(a)	18,000	212,400
Cohen & Co., Inc.(a)	4,700	78,866
Cowen Group, Inc., Class A	10,500	251,580

See accompanying notes which are an integral part of these financial statements.

7

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)
November 30, 2020

COMMON STOCKS — 96.02%	Shares	Fair Value
Financials — 31.84% – continued
Customers Bancorp, Inc.(a)	20,000	$337,800
Eagle Bancorp Montana, Inc.	7,000	144,270
First Foundation, Inc.	5,500	97,680
First Internet Bancorp	3,800	97,204
Flagstar Bancorp, Inc.	11,500	402,960
FNCB Bancorp, Inc.	15,000	100,650
FS Bancorp, Inc.	4,300	230,050
HarborOne Bancorp, Inc.	10,000	98,100
Hilltop Holdings, Inc.	16,000	385,440
Hingham Institution for Savings	1,000	219,120
HMN Financial, Inc.(a)	6,000	96,960
Independent Bank Corp.	6,000	102,060
Investors Title Co.	1,300	221,000
Jefferies Financial Group, Inc.	9,300	211,389
KB Financial Group, Inc. - ADR	2,300	95,657
KKR & Co., Inc.	2,500	94,825
MainStreet Bancshares, Inc.(a)	5,700	92,397
Merchants Bancorp	5,400	143,856
Meridian Bank	9,500	176,700
Metropolitan Bank Holding Corp.(a)	3,000	99,240
Mid Penn Bancorp, Inc.	4,400	102,256
Northrim Bancorp, Inc.	3,800	120,726
OFG Bancorp	12,000	201,000
Peoples Bancorp of North Carolina, Inc.	4,700	116,936
PNC Financial Services Group, Inc. (The)	1,600	220,912
Regions Financial Corp.	13,300	203,091
Reliant Bancorp, Inc.	5,500	97,295
SB Financial Group, Inc.	6,700	114,704
Third Point Reinsurance Ltd.(a)	10,300	98,262
Victory Capital Holdings, Inc., Class A	17,500	359,275
Waterstone Financial, Inc.	5,700	100,121
		5,870,282

See accompanying notes which are an integral part of these financial statements.

8

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)
November 30, 2020

COMMON STOCKS — 96.02%	Shares	Fair Value
Health Care — 8.63%
BioDelivery Sciences International, Inc.(a)	85,000	$323,000
Eagle Pharmaceuticals, Inc.(a)	3,600	163,800
Emergent BioSolutions, Inc.(a)	4,000	327,720
Meridian Bioscience, Inc.(a)	10,000	189,000
Quidel Corp.(a)	1,300	253,565
SIGA Technologies, Inc.(a)	12,300	85,239
Supernus Pharmaceuticals, Inc.(a)	7,800	166,140
Viemed Healthcare, Inc.(a)	8,500	82,875
		1,591,339
Industrials — 2.75%
Alpha Pro Tech Ltd.(a)	11,000	139,040
Atlas Air Worldwide Holdings, Inc.(a)	3,000	167,430
Atlas Corp.	10,000	113,200
Tutor Perini Corp.(a)	6,400	86,528
		506,198
Materials — 10.87%
AngloGold Ashanti Ltd. - ADR	6,300	136,521
B2Gold Corp.	26,000	145,080
Barrick Gold Corp.	6,700	155,038
Boise Cascade Co.	2,000	86,500
Caledonia Mining Corp. PLC	10,000	144,300
Comstock Mining, Inc.(a)	83,000	85,490
Document Security Systems, Inc.(a)	17,500	93,975
Eldorado Gold Corp.(a)	22,000	259,600
Golden Star Resources Ltd.(a)	42,000	161,700
Kinross Gold Corp.	51,000	364,140
Louisiana-Pacific Corp.	5,700	195,111
UFP Industries, Inc.	3,300	177,045
		2,004,500
Real Estate — 0.53%
PotlatchDeltic Corp.	2,100	97,734

See accompanying notes which are an integral part of these financial statements.

9

AUER GROWTH FUND
SCHEDULE OF INVESTMENTS – (continued)
November 30, 2020

COMMON STOCKS — 96.02%	Shares	Fair Value
Technology — 11.40%
Amkor Technology, Inc.(a)	7,200	$106,128
Himax Technologies, Inc. - ADR(a)	16,000	105,440
Ichor Holdings Ltd.(a)	13,000	414,700
Micron Technology, Inc.(a)	3,500	224,315
NETGEAR, Inc.(a)	5,100	162,231
Turtle Beach Corp.(a)	5,100	95,319
Ultra Clean Holdings, Inc.(a)	18,000	569,520
VOXX International Corp.(a)	33,000	424,710
		2,102,363
Total Common Stocks (Cost $16,409,560)		17,700,609

MONEY MARKET FUNDS — 4.10%
Fidelity Investments Money Market Government Portfolio, Class I, 0.01%(b)	754,974	754,974
Total Money Market Funds (Cost $754,974)		754,974
Total Investments — 100.12% (Cost $17,164,534)		18,455,583
Liabilities in Excess of Other Assets — (0.12)%		(21,361)
NET ASSETS — 100.00%		$18,434,222

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2020.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

10

AUER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020

Assets
Investments in securities at fair value (cost $17,164,534)	$18,455,583
Cash	2,295
Receivable for investments sold	86,956
Dividends receivable	30,574
Prepaid expenses	6,178
Total Assets	18,581,586

Liabilities
Payable for investments purchased	93,833
Payable to Adviser	22,184
Payable to Administrator	7,633
Other accrued expenses	23,714
Total Liabilities	147,364
Net Assets	$18,434,222

Net Assets consist of:
Paid-in capital	28,018,006
Accumulated deficit	(9,583,784)
Net Assets	$18,434,222
Shares outstanding (unlimited number of shares authorized, no par value)	2,274,468
Net asset value, offering and redemption price per share(a)	$8.10

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

11

AUER GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended November 30, 2020

Investment Income
Dividend income (net of foreign taxes withheld of $23,223)	$447,112
Total investment income	447,112

Expenses
Adviser	272,329
Fund accounting	31,801
Administration	30,000
Legal	20,530
Audit and tax preparation	19,100
Transfer agent	18,000
Trustee	12,687
Compliance services	12,000
Registration	8,403
Report printing	5,840
Custodian	3,952
Insurance	2,670
Pricing	2,124
Miscellaneous	24,715
Total expenses	464,151
Net investment loss	(17,039)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(1,684,991)
Net realized loss on foreign currency translations	(22)
Net change in unrealized appreciation of investment securities	304,092
Net realized and change in unrealized loss on investments	(1,380,921)
Net decrease in net assets resulting from operations	$(1,397,960)

See accompanying notes which are an integral part of these financial statements.

12

AUER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2020	2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(17,039)	$(153,346)
Net realized loss on investment securities and foreign currency translations	(1,685,013)	(2,830,106)
Net change in unrealized appreciation of investment securities	304,092	3,739,779
Net increase (decrease) in net assets resulting from operations	(1,397,960)	756,327

Capital Transactions
Proceeds from shares sold	4,513,055	7,743,805
Amount paid for shares redeemed	(8,643,923)	(10,343,934)
Net decrease in net assets resulting from capital transactions	(4,130,868)	(2,600,129)
Total Decrease in Net Assets	(5,528,828)	(1,843,802)

Net Assets
Beginning of year	23,963,050	25,806,852
End of year	$18,434,222	$23,963,050

Share Transactions
Shares sold	549,947	956,328
Shares redeemed	(1,226,743)	(1,291,291)
Net decrease in shares outstanding	(676,796)	(334,963)

See accompanying notes which are an integral part of these financial statements.

13

AUER GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

	Fiscal Year Ended November 30,
	2020		2019	2018	2017	2016
Selected Per Share Data:
Net asset value, beginning of year	$8.12		$7.85	$8.89	$6.84	$6.93
Income from investment operations:
Net investment loss	(0.02)		(0.06)	(0.07)	— (a)	(0.11)
Net realized and unrealized gain (loss)	—	(a)(b)	0.33	(0.97)	2.05	0.02 (b)
Total from investment operations	(0.02)		0.27	(1.04)	2.05	(0.09)
Paid in capital from redemption fees	—		—	— (a)	— (a)	— (a)
Net asset value, end of year	$8.10		$8.12	$7.85	$8.89	$6.84
Total Return(c)	(0.25)%		3.44%	(11.70)%	29.97%	(1.30)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$18,434		$23,963	$25,807	$31,023	$25,171
Ratio of expenses to average net assets	2.56%		2.31%	2.15%	2.29%	2.44%
Ratio of net investment income (loss) to average net assets	(0.09)%		(0.64)%	(0.74)%	0.09%	(1.07)%
Portfolio turnover rate	169%		210%	172%	191%	175%

(a)	Rounds to less than $0.005 per share.

(b)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

14

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2020

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

15

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended November 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations

16

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations, if any, for the period is reflected in the Statement of Operations.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended November 30, 2020, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Paid-In Capital	Earnings (Deficit)
($203,602)	$203,602

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

17

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

18

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant

19

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,700,609	$—	$—	$17,700,609
Money Market Funds	754,974	—	—	754,974
Total	$18,455,583	$—	$—	$18,455,583

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2020, the Adviser earned a fee of $272,329 from the Fund. At November 30, 2020, the Fund owed the Adviser $22,184 for investment management services.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended November 30, 2020, the Administrator earned fees of $30,000 for administration services, $31,801 for fund accounting services, $18,000 for transfer agent services and $12,000 for compliance services. At November 30, 2020, the Fund owed the Administrator $7,633 for such services.

20

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Independent Trustee of the Trust received annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each received annual compensation of $2,740 per fund from the Trust. Effective for the calendar year 2021 the chairmen receive $2,940 per fund. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

21

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2020, purchases and sales of investment securities, other than short-term investments, were $29,082,210 and $33,308,209, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2020.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2020, Bryan Auer and Janet Auer, who are married, owned 70.81% of the Fund. As a result, Bryan and Janet Auer each may be deemed to control the Fund. Bryan Auer is an affiliate of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$2,153,039
Gross unrealized depreciation	(771,990)
Net unrealized appreciation/ (depreciation) on investments	$1,381,049
Tax cost of investments	$17,074,534

As of November 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to master limited partnership and return of capital related adjustments.

At November 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(10,964,833)
Unrealized appreciation on investments	1,381,049
Total accumulated deficit	$(9,583,784)

22

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 7. FEDERAL TAX INFORMATION – continued

As of November 30, 2020, the Fund had short-term and long-term capital loss carryforwards of $3,387,366 and $7,848,711, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the fiscal year ended November 30, 2020, the Fund did not utilize any capital loss carryforwards.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended November 30, 2020, the Fund deferred $92,756 of late year ordinary losses.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2020, the Fund had 31.84% of the value of their net assets invested in stocks within the Financials sector.

NOTE 9. CORONAVIRUS (COVID-19) PANDEMIC

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID- 19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

23

AUER GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included

25

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM – (continued)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.

Chicago, Illinois

January 27, 2021

26

LIQUIDITY RISK MANAGEMENT PROGRAM – (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s initial Report, which was presented to the Board for consideration at its meeting held on November 17, 2020, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

27

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 through November 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Annualized
Auer Growth	June 1,	November 30,	During	Expense
Fund	2020	2020	Period(a)	Ratio
Actual	$ 1,000.00	$ 1,209.00	$ 14.30	2.59%
Hypothetical(b)	$ 1,000.00	$ 1,012.05	$ 13.03	2.59%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

28

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

29

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of 25 series.

30

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding the interested Trustee and certain officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Martin R. Dean (1963) Vice President, November 2020 to present; Assistant Chief Compliance Officer, January 2016 to present	Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016.
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

31

ADVISER AGREEMENT RENEWAL (Unaudited)

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“Auer”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 13, 2020 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Auer. At the Trustees’ quarterly meeting held in August 2020, the Board interviewed certain executives of Auer, including Auer’s Chief Compliance Officer, its Portfolio Manager and Operations Manager, and its Senior Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Auer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Auer for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Auer provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Auer’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Auer who provide services to the Fund. They noted the systematic approach to investment process and comprehensive compliance program. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Auer to the Fund.

32

ADVISER AGREEMENT RENEWAL (Unaudited)(continued)

(ii)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2020. The Trustees observed that the Fund had underperformed its benchmark, the S&P 500 Index, and the average return of its Morningstar Small Blend Category, for the year-to-date, and the one-, three-, five-, and ten-year periods. The Trustees noted that the Fund does not currently compare well in market capitalization or style to either its benchmark or its category. They also noted that the Fund had rebounded significantly since March and was severely impacted by volatility in the market due to the pandemic, but recovery was already underway. The Trustees recognized Auer’s commitment to its investment philosophy and noted that the Fund’s underperformance was primarily due to the Adviser’s quantitative, earnings momentum style, which has been hurt by market distortions created by artificially low interest rates. They noted in particular that the Fund historically has tended to be either a first quartile or fourth quartile performer, and pointed out that the stocks in the Fund’s portfolio are not included in the indexes, and thus are not benefiting from what has been an index-driven market.

(iii)	Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Morningstar Small Blend Category, which indicated that the Fund’s management fee is higher than the average and median for funds in the category. The Trustees indicated that they agreed with Auer that the extensive work done by Auer in manually reviewing and evaluating earnings reports as part of its investment process provides support for a higher than average management fee. The Trustees also considered a profitability analysis prepared by Auer for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Auer is earning a slight profit as a result of managing the Fund. The Trustees considered other potential benefits that Auer may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, and noted Auer’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Auer’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Auer’s services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Auer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Auer’s current level of profitability in managing the Fund, Auer is not realizing benefits from economies of scale in managing the Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

33

Rev: January 2020

FACTS	WHAT DOES AUER GROWTH FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number

●   account balances and account transactions

●   transaction or loss history and purchase history

●   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 711-2837

34

Who we are
Who is providing this notice?	Auer Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   open an account or deposit money

●   buy securities from us or sell securities to us

●   make deposits or withdrawals from your account or provide account information

●   give us your account information

●   make a wire transfer

●   tell us who receives the money

●   tell us where to send the money

●   show your government-issued ID

●   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

35

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● SBAuer Funds, LLC., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●   The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

36

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (888) 711-2837 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Kenneth G.Y. Grant, Chairman
David R. Carson
Daniel J. Condon
Gary E. Hippenstiel
Stephen A. Little
Ronald C. Tritschler

OFFICERS
David R. Carson, President
Martin R. Dean, Vice President
Zachary P. Richmond, Treasurer and Chief Financial Officer
Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER
SBAuer Funds, LLC
8801 River Crossing Blvd, Suite 100
Indianapolis, IN 46240

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N Franklin Street,
Suite 575 Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER
AGENT AND FUND ACCOUNTANT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

AUER-AR-20

Symons Value
Institutional Fund

Annual Report

November 30, 2020

Fund Adviser:

Symons Capital Management, Inc. 650 Washington Road, Suite 800 Pittsburgh, PA 15228 Toll Free (877) 679-6667 www.symonsfunds.com

SYMONS® VALUE INSTITUTIONAL FUND
MARKET DISCUSSION AND OUTLOOK

Thank you to our shareholders for your continued support of and loyalty to the Symons® Value Institutional Fund (SVTIX) (the “Fund”). We consistently strive to achieve long-term capital appreciation and to provide you with excellent service and accessibility. We invite you to visit our website at www.symonsfunds.com to learn more about our firm, investment philosophy and process.

2020 REVIEW AND THE BIG PICTURE

2020 has been a time of enormous challenges — Covid-19 scientific uncertainties, dramatic economic shutdowns, notable economic contraction, financial markets’ volatility, a contentious November election, and the ever-changing China trade deal. There is a lot of divergence of opinion on every one of these challenges. Overall, financial markets remain optimistic, principally due to the constant hope of more government interventions, whether in the form of Congressional stimulus payouts or Federal Reserve Quantitative Easing asset purchases.

The stock market is constantly changing and often volatile. Many institutional investors track each other’s investment ideas, and that often causes them to be on the same side of the boat, which can cause sudden market surges and sudden declines. Such sudden shifts occurred in both the lead-up to the 2000 dot com bubble and decline, and in the lead-up to the 2008 financial bubble and decline. C. S. Lewis (who wrote The Chronicles of Narnia and numerous other famous books) once wrote that “When the whole world is running towards a cliff, he who is running in the opposite direction appears to have lost his mind.” Back in early 2000 tech stocks were king and Warren Buffett was derided as a dinosaur. Now in 2020 tech stocks are again king and Warren Buffett is again derided as a dinosaur. Is this time any different? We don’t think so. In both cases we think it’s fair to say the tech frenzy was encouraged by low interest rates, as well as by more than ample liquidity supplied by both government stimulus and Fed financial markets supports. Low rates are likely to be with us for the foreseeable future, but the flood of government supplied liquidity is less certain.

Currently financial markets are generally optimistic, however, global economic data indicates that markets are in recession. With all of the economic uncertainty, how do we manage our investment objectives for investors? For us, the core is constant risk/ reward analysis on both a macroeconomic and individual asset basis. Risk/reward is about probabilities, because a sure-thing doesn’t exist and there is always uncertainty. As either the economy or market gets better or worse, we make incremental shifts in our investments. For example, at the start of 2020 the Fund had zero assets in precious metals investments. At the end of November, we have over 8% allocated to precious metals investments.

Currently, we see more risk than reward in the markets. We have a stock market near an all-time peak and stocks (particularly technology) near all-time high valuations relative to their revenues and earnings. At the same time, the economy is in recession with record unemployment and corporate bankruptcies, while being supported by government interventions that we doubt can go on forever. In this environment, where are the best risk/reward opportunities? It depends. As the data change the portfolio evolves as we stay focused on our goals of seeking to protect savings, build durable wealth and help to create financial security for our investors. We seek to provide a smoother, less volatile, path for our risk-managed Fund. We both never forget about risk as we try to limit the downside, and, at the same time, we never forget about looking for opportunity, whether in a stock, a sector, or the entire economy.

THE ECONOMY AND INVESTMENT MARKETS

Simply put, the macroeconomic backdrop we have to deal with in late 2020 is a mess. Every day we see optimistic stories about the economy and the market. But beyond the warm and fuzzy stories, there is a lot of concerning data. In every case of considering both stories and data, the basic question is whether the information is temporary or longer lasting. Will the economic downturn (recession) be quickly followed by a sustainable V-shaped recovery and follow-on growth, or will the range of recent economic dislocations take years to recover? The market expects the former. We suspect the latter is a higher probability.

Semiconductor stocks are an interesting study of stories and data. A lot of people seem to be on the same side of the semiconductor boat. In late July AMD (Advanced Micro Devices) reported financial results that were pretty good, and the market responded positively. AMD’s trailing P/E was 192, it’s forward P/E was 51, and its Price/Sales ratio was 11. Those are all very high valuation data. AMD’s big competitor is INTC (Intel). Intel reported some disappointing financial results. They actually had pretty strong earnings, but they had a big product delay that made investors nervous, and the stock dropped 20%. INTC had a P/E of 9, a forward P/E of 9, and Price/Sales ratio of 3. The valuation differentials between AMD and INTC are enormous, and the probabilities are that over time the gap will close. But the popular narrative is that AMD is the future and INTC is the past. Here as elsewhere, the popular narrative seems to be causing one stock to be treated generously and the other to be treated harshly, as if there are few uncertainties about the futures of the two companies.

What do we do with such stories and data? Are we in a new world where it really is winner-take-all? We doubt it, but we have to respect what is happening and think about it. Is AMD really worth that much more than Intel? Is Amazon the permanent Ma Bell of retail (which turned out not to be permanent)? Is Facebook going to be able to buy all their competitors, or have them banned from the Internet? That is what investors seem to be pricing in. Maybe they’re right, but those probabilities are a very high bar. With expectations so high, what can such popular stocks do for an encore to maintain their high valuations?

We believe the biggest reason the stock market is so optimistic is the idea that the Fed, and Congress, has our back. The idea is that while some of the stock valuations may be high, as long as the market keeps going up investors will follow because since 2009 Fed actions have protected them. That strikes us as a dangerous position. Even if the economy is no longer in freefall, the slowly improving jobs and other numbers are still far below the historical context of the numbers generated by a normal economy.

INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT

The S&P 500® large cap index is near all-time highs and YTD at November 30 is an incredible 16% ahead of the S&P 500® Value index, while the small cap indices peaked and turned down in August 2018, over two years ago. Interest rates in the U.S. are as close to zero as they have ever been, and in much of the rest of the world, such as Europe and Japan, they are at or below zero — which simply makes no sense. Sovereign and corporate debt burdens are at all-time highs, as are government stimulus and central banks’ financial markets supports.

Valuations for the huge tech stocks are extremely high — they are priced for perfection. The disparities between tech and the rest of the market are about as big as they have ever been. Going forward, what is the probability that tech will underperform the market? There have been many times in market history when an expensive market has dropped to match up with broadly weaker earnings. But we can’t think of a time when earnings broadly jumped to match up with a broadly expensive market.

The stock market looks similar to 2000 in the sense of tech stock exposure to risk. The economy and government response looks similar to 2008 in the sense of bailouts/ stimulus, except that this time the support is much more massive. Even with the massive government response, in our judgment it is doubtful we can get the kind of 2020-2021 economic recovery people are hoping for. We appear to be on the downside of the credit cycle. Business capital expenditures are down, business expense budgets (jobs) are shrinking across the board, and defaults are rising. Those business cycle problems don’t disappear quickly.

Bottom line, in general we aren’t buying tech stocks right now. Their prices are up because their P/E multiples have expanded dramatically, not because their revenues and earnings are up. The world has seen this type of frenzy before, starting centuries ago with tulip bulbs. We have no problem investing in “growth” stocks at the right price, but right now seems a questionable time to do it. The market is largely being driven by government and Fed supplied money flowing into a handful of tech stocks. The rest of the market is mostly sitting out this dance.

If not tech, where are we invested? For one, as noted earlier we have added precious metals stocks. When the market had its dramatic drop in February-March, precious metals stocks dropped along with everything else. That didn’t make a lot of sense to us, so we started buying, and we see those stocks as one area that should hold its strength for the foreseeable future. The rest of the non-tech market is priced for some type of continuing recession risk. Utilities and consumer staples stocks are still reasonably attractive. People spend money in those areas in all economic environments and so the companies’ top-line revenues are relatively stable. As the economy begins to recover, we should likely see traditional value sectors outperform, such as industrial stocks. And we certainly are willing to buy cheap tech, which some people call old tech. How we are positioned right now makes a great deal of sense to us.

PERFORMANCE

The Fund is an actively managed fund and may not correspond to or track its relative benchmark over the short-term. Our goal, as it has always been, is to generate long-term capital appreciation.

For the fiscal year ended November 30, 2020, the Fund’s return was -0.07% and the return of its benchmark, the S&P 500 Index, was 17.46%. This underperformance was primarily due to the defensive positioning of the Fund’s portfolio, which at times held a substantial cash position, was overweight in defensive sectors with less downside risk, and was underweight in cyclical sectors, particularly technology, with greater downside risk.

During the fiscal year, the Fund had limited exposure to the technology, financial and other cyclical sectors. The Fund was overweight in consumer staples, utilities, materials (precious metals) and real estate stocks. As discussed above, while hopes for economic growth are high, actual economic growth remains modest. Consumer staples, utilities, and real estate stocks are not popular at the moment, but we have found from experience that unpopular sectors are often where the attractive risk/reward valuations are, along with limited downside risk. We continue to be comfortable holding such high-quality stocks with sustainable revenue streams. Our consistent investment stance as risk managers is to protect against downside risks, to seek good risk/return opportunities, and thereby to build durable wealth.

Buying stocks for the long-term requires discipline and patience, particularly in markets with valuations that suggest higher than average downside risk. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. When we purchase a stock, it is not uncommon in the short term to see some level of price decline. Subsequently it is not uncommon for those same holdings to appreciate as initially expected. The result is that we often must demonstrate patience if the market for a stock does not immediately go our way. As we want every shareholder to understand, we are paid to manage risk.

CONCLUSION

History suggests that the continuing effect of Fed monetary policy supporting the market is uncertain (and continuing Congressional stimulus is even less certain). How investors allocate their money is materially dependent on investor psychology. If investors are optimistic, then they are willing to invest Fed monetary inputs and Congressional fiscal inputs in momentum stocks and passive index products, and not worry about risk. But if investors become fearful of a serious recession or a market downturn, then risk matters and cash or safety stocks become more attractive investments. The result is that investor psychology either can support the goals of the Fed’s liquidity efforts, or it can cause the Fed’s market support efforts to be useless.

Passive investing has a similar problem. Passive index products don’t worry about risk, even if investors do. For passive investing the value of a stock is determined solely by its market capitalization, the bigger the better. Similar to the Fed’s liquidity inputs distorting market risks, passive investing works only as long as no one’s behavior changes from viewing revenue and earnings as irrelevant in determining a stock’s price. By definition, a passive investor should purchase more AAPL than any other stock. But if earnings matter when considering investment risk, what is AAPL worth? Over the past 5 years AAPL sales have grown at a rate of 3.2% per year, and earnings have grown at the rate of 1.8% per year. But AAPL’s stock price has gone up at a rate of 38% per year, and its P/E is about double its historical average. Passive investors don’t care about any of those concerns. Does the passive nature of the market driving up the price of AAPL “compel” you to own it? If the mega stocks don’t continue to maintain their market share, passive investing will have a problem. We don’t want to be one of those who later say “no one could have seen that coming.”

Can the government create permanent prosperity simply by keeping the money spigots flowing freely? We don’t think so. If that were the case, Japan would be doing fantastically, and Zimbabwe would have the greatest stock market in the world. Is tech on its own economic island? We don’t think so. If consumers don’t have jobs, are they going to spend their limited assets on tech, or on food, shelter and energy?

The economic problems have not gone away, even though a good chunk of the first quarter stock market losses have. The idea of another market downturn strikes us as quite possible, although we wouldn’t expect it to be as sharp as the decline earlier this year because of the lower possibility of a huge surprise, like Covid-19. In addition, both government stimulus and Fed financial markets supports seem unlikely to go quietly into the night. Bottom line, it wouldn’t surprise us to see a noticeable decline, followed by a partial retracement, followed by another decline, and so on. Simply put, while the U.S. still has the biggest, strongest economy in the world, with both real risks and real opportunities, this is not a time to swing for the fences.

Yours sincerely,

Ed Symons, JD	Colin Symons, CFA
Chairman & Founder	Chief Investment Officer

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*
(for the periods ended November 30, 2020)

	1 Year	5 Year	10 Year
Symons Value Institutional Fund	-0.07%	5.43%	7.01%
S&P 500 Index**	17.46%	13.99%	14.19%
S&P 500 Value Index **	0.99%	9.39%	11.24%

Total annual operating expenses, as disclosed in the Symons Value Institutional Fund (the “Fund”) prospectus dated March 29, 2020, which included acquired fund fees and expenses of 0.02%, were 1.89% of average daily assets (0.99% after fee waivers by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the average daily net assets through March 31, 2030. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 679-6667.

INVESTMENT RESULTS – (Unaudited) (continued)

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. The performance shown reflects the performance of the original share class of the Fund which commenced operations in December 2006. The original share class of the Fund converted into the current share class of the Fund on March 27, 2019, which is the date the current share class commenced operations. The performance of the original share class will continue to be reflected in the current performance of the Fund.

**	The S&P 500® Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500® Value Index measures the performance of the large-capitalization value sector in the U.S. equity market and is a subset of the S&P 500® Index. It consists of those stocks in the S&P 500® Index exhibiting the strongest value characteristics. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 679-6667.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

Comparison of a $10,000 Investment in the Symons Value Institutional Fund,
the S&P 500® Index, and the S&P 500® Value Index

The chart above assumes an initial investment of $10,000 made on November 30, 2010 and held through November 30, 2020. The S&P 500® Index and S&P 500® Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 679-6667. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
November 30, 2020

COMMON STOCKS — 90.24%	Shares	Fair Value
Banking — 1.96%
U.S. Bancorp	5,306	$229,272

Beverages — 5.37%
Coca-Cola Co. (The)	6,717	346,597
Molson Coors Brewing Co., Class B	6,137	282,302
		628,899
Biotech & Pharma — 7.59%
Bristol-Myers Squibb Co.	6,751	421,262
Gilead Sciences, Inc.	7,701	467,220
		888,482
Commercial Support Services — 4.03%
FTI Consulting, Inc.(a)	2,112	221,802
Waste Management, Inc.	2,092	249,220
		471,022
Electric Utilities — 23.43%
AES Corp.	16,288	332,927
Dominion Energy, Inc.	6,938	544,564
Duke Energy Corp.	5,928	549,287
Exelon Corp.	5,956	244,613
NextEra Energy, Inc.	7,196	529,554
PPL Corp.	19,090	542,538
		2,743,483
Food — 10.84%
Campbell Soup Co.	9,931	496,749
Hershey Co. (The)	1,481	219,025
J.M. Smucker Co. (The)	2,596	304,251
Kraft Heinz Co. (The)	7,610	250,673
		1,270,698
Home & Office Products — 1.97%
Newell Brands, Inc.	10,871	231,117

Insurance — 2.19%
Berkshire Hathaway, Inc., Class B(a)	1,124	257,295

Medical Equipment & Devices — 2.04%
Becton, Dickinson and Co.	1,019	239,302

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS – (continued)
November 30, 2020

COMMON STOCKS — 90.24% — (continued)	Shares	Fair Value
Metals & Mining — 8.32%
Agnico Eagle Mines Ltd. (Canada)	11,635	$766,397
Pan American Silver Corp. (Canada)	7,071	208,807
		975,204
Oil & Gas Producers — 3.65%
Chevron Corp.	2,506	218,473
Exxon Mobil Corp.	5,476	208,800
		427,273
REIT — 5.36%
GEO Group, Inc. (The)	13,465	127,244
Iron Mountain, Inc.	8,685	238,838
Prologis, Inc.	2,615	261,631
		627,713
Specialty Finance — 2.60%
Annaly Capital Management, Inc.	38,053	304,424

Technology Hardware — 4.66%
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	44,623	546,186

Telecommunications — 2.57%
AT&T, Inc.	10,468	300,955

Transportation & Logistics — 1.98%
United Parcel Service, Inc., Class B	1,359	232,484

Wholesale - Consumer Staples — 1.68%
Archer-Daniels-Midland Co.	3,950	196,592

Total Common Stocks (Cost $9,664,462)		10,570,401

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS – (continued)
November 30, 2020

RIGHTS — 0.03%	Shares	Fair Value
Health Care — 0.03%
Bristol-Myers Squibb Co, Expiring 3/31/21(a)	2,946	$3,476

Total Rights (Cost $6,658)		3,476

MONEY MARKET FUNDS — 9.54%

Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.01%(b)	1,117,850	1,117,850
Total Money Market Funds (Cost $1,117,850)		1,117,850
Total Investments — 99.81% (Cost $10,788,970)		$11,691,727
Other Assets in Excess of Liabilities — 0.19%		22,788
NET ASSETS — 100.00%		$11,714,515

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2020.

ADR – American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020

Assets
Investments in securities at fair value (cost $10,788,970)	$11,691,727
Cash	495
Dividends receivable	36,610
Receivable from Adviser	6,091
Prepaid expenses	16,036
Total Assets	11,750,959
Liabilities
Payable to Administrator	6,849
Payable for administrative services plan fees	6,436
Other accrued expenses	23,159
Total Liabilities	36,444
Net Assets	$11,714,515
Net Assets consist of:
Paid-in capital	11,080,118
Accumulated earnings	634,397
Net Assets	$11,714,515
Shares outstanding (unlimited number of shares authorized, no par value)	1,368,222
Net asset value, offering and redemption price per share	$8.56

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENT OF OPERATIONS
For the year ended November 30, 2020

Investment Income
Dividend income (net of foreign taxes withheld of $6,496)	$438,054
Total investment income	438,054
Expenses
Adviser	114,963
Administration	30,000
Fund accounting	25,258
Registration	20,830
Legal	20,530
Audit and tax preparation	18,100
Transfer agent	15,000
Administrative services plan	12,773
Trustee	12,688
Compliance services	12,000
Report printing	9,984
Custodian	3,079
Insurance	2,823
Pricing	841
Miscellaneous	23,119
Total expenses	321,988
Fees waived and expenses reimbursed by Adviser	(198,162)
Net operating expenses	123,826
Net investment income	314,228

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(156,203)
Net change in unrealized depreciation of investment securities	(338,287)
Net realized and change in unrealized loss on investments	(494,490)
Net decrease in net assets resulting from operations	$(180,262)

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2020	2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$314,228	$544,590
Net realized gain (loss) on investment securities and foreign currency translations	(156,203)	1,070,260
Net change in unrealized appreciation (depreciation) of investment securities	(338,287)	168,111
Net increase (decrease) in net assets resulting from operations	(180,262)	1,782,961

Distributions to Shareholders from Earnings	(1,554,919)	(4,549,028)
Capital Transactions
Proceeds from shares sold	1,113,037	2,238,167
Proceeds from redemption fees	—	5,025 (a)
Reinvestment of distributions	1,292,118	3,918,172
Amount paid for shares redeemed	(4,091,695)	(18,516,247)
Net decrease in net assets resulting from capital transactions	(1,686,540)	(12,354,883)
Total Decrease in Net Assets	(3,421,721)	(15,120,950)
Net Assets
Beginning of year	15,136,236	30,257,186
End of year	$11,714,515	$15,136,236
Share Transactions
Shares sold	135,328	251,653
Shares issued in reinvestment of distributions	146,545	486,232
Shares redeemed	(499,314)	(2,070,861)
Net decrease in shares outstanding	(217,441)	(1,332,976)

(a)	Prior to February 25, 2019, the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended November 30,
	2020	2019	2018	2017	2016
Selected Per Share Data:
Net asset value, beginning of year	$9.55	$10.37	$11.70	$10.83	$11.07
Investment operations:
Net investment income	0.21	0.23	0.18	0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.21)	0.53	0.08 (a)	1.09	0.19
Total from investment operations	—	0.76	0.26	1.27	0.33
Less distributions to shareholders from:
Net investment income	(0.22)	(0.22)	(0.18)	(0.17)	(0.14)
Net realized gains	(0.77)	(1.36)	(1.41)	(0.23)	(0.43)
Total distributions	(0.99)	(1.58)	(1.59)	(0.40)	(0.57)
Paid in capital from redemption fees	—	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$8.56	$9.55	$10.37	$11.70	$10.83
Total Return(c)	(0.07)%	10.43%	2.35%	11.93%	3.05%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$11,715	$15,136	$30,257	$72,984	$90,105
Ratio of net expenses to average net assets	0.97%	1.06%	1.21%	1.21%	1.21%
Ratio of expenses to average net assets before waiver by Adviser	2.52%	1.81%	1.43%	1.30%	1.30%
Ratio of net investment income to average net assets	2.46%	2.28%	1.53%	1.49%	1.30%
Portfolio turnover rate	75%	41%	76%	89%	83%

(a)	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(b)	Redemption fees resulted in less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2020

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers one class of shares, and may offer additional classes of shares in the future. Class II shares were added by a prospectus effective February 25, 2019. The Board approved the conversion of the Fund’s Class I shares (the original class) into Class II shares, which took place after the close of business on March 27, 2019. Class II shares were not available for purchase until the conversion took place, and effective immediately after the conversion, the designation “Class II” was removed from the surviving share class. The share class conversion was not a taxable event for federal income tax purposes, and did not result in the recognition of gain or loss by converting shareholders. The performance of the original share class will continue to be reflected in the current performance of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations, if any, represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period, if any, is reflected in the Statement of Operations.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Redemption Fees – Prior to February 25, 2019, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Fund’s daily NAV calculation. Subsequent to February 25, 2019, shares are not subject to a redemption fee.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$10,570,401	$—	$—	$10,570,401
Rights	3,476	—	—	3,476
Money Market Funds	1,117,850	—	—	1,117,850
Total	$11,691,727	$—	$—	$11,691,727

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund.

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the Fund’s average daily net assets through March 31, 2030. This expense cap may not be terminated prior to this date except by the Board of Trustees. For the fiscal year ended November 30, 2020, the Adviser earned a fee of $114,963 from the Fund. For the fiscal year ended November 30, 2020, the Adviser waived fees and reimbursed expenses in an amount equal to $198,162. At November 30, 2020, the Adviser owed the Fund $6,091.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of November 30, 2020, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements as follows:

November 30, 2021	$104,277
November 30, 2022	178,086
November 30, 2023	198,162

Ultimus Fund Solutions, LLC (the “Administrator”), provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended November 30, 2020, the Administrator earned fees of $30,000 for administration services, $25,258 for fund accounting services, $15,000 for transfer agent services and $12,000 for compliance services. At November 30, 2020, the Fund owed the Administrator $6,849 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust received annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

the Pricing & Liquidity Committee each received annual compensation of $2,740 per fund from the Trust. Effective for the calendar year 2021 the chairmen receive $2,940 per fund. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted an Administrative Services Plan pursuant to which the Fund may pay an annual fee of up to 0.10% of the Fund’s average daily net assets to financial intermediaries that provide administrative services to shareholders pursuant to a written agreement with the Fund or the Distributor. Alternatively, the Fund may reimburse the Adviser for compensating those intermediaries. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s shares. For the fiscal year ended November 30, 2020, the Fund incurred Administrative Services fees of $12,773. At November 30, 2020, $6,436 was owed to the Adviser pursuant to the Administrative Services Plan.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2020, purchases and sales of investment securities, other than short-term investments, were $8,390,785 and $10,175,096, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2020.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,485,664
Gross unrealized depreciation	(675,689)
Net unrealized appreciation/(depreciation) on investments	$809,975
Tax cost of investments	$10,881,752

The tax character of distributions paid for the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income(a)	$870,246	$3,113,150
Long-term capital gains	684,673	1,435,878
Total distributions paid	$1,554,919	$4,549,028

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$41,948
Accumulated Capital and Other Losses	(217,526)
Unrealized appreciation on investments	809,975
Total accumulated earnings	$634,397

As of November 30, 2020, the Fund had short-term and long-term capital loss carryforwards of $176,307 and $41,219, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the fiscal year ended November 30, 2020, the Fund did not utilize any capital loss carryforwards.

SYMONS VALUE INSTITUTIONAL FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
November 30, 2020

NOTE 7. CORONAVIRUS (COVID-19) PANDEMIC

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

On December 21, 2020, the Fund paid an income distribution of $0.043847 per share to shareholders of record on December 18, 2020.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no other items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Symons Value Institutional Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Symons Value Institutional Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM – (continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.
Chicago, Illinois
January 27, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM – (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s initial Report, which was presented to the Board for consideration at its meeting held on November 17, 2020, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 through November 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
Symons Value	Account Value	Account Value	Expenses Paid	Annualized
Institutional	June 1,	November 30,	During	Expense
Fund	2020	2020	Period(a)	Ratio
Actual	$1,000.00	$1,126.10	$5.16	0.97%
Hypothetical(b)	$1,000.00	$1,020.15	$4.90	0.97%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 65.88% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2020 ordinary income dividends, 65.95% qualifies for the corporate dividends received deduction.

For the year ended November 30, 2020, the Fund designated $684,673 as long-term capital gain distributions.

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.
Daniel J. Condon (1950)	Current: Retired (2017 - present)

Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

TRUSTEES AND OFFICERS (Unaudited) - (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of 25 series.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding the interested Trustee and certain officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Martin R. Dean (1963) Vice President, November 2020 to present; Assistant Chief Compliance Officer, January 2016 to present	Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016.
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Rev: January 2020

FACTS	WHAT DOES SYMONS VALUE INSTITUTIONAL FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances and account transactions

●     transaction or loss history and purchase history

●     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 679-6667

Who we are
Who is providing this notice?	Symons Value Institutional Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     buy securities from us or sell securities to us

●     make deposits or withdrawals from your account or provide account information

●     give us your account information

●     make a wire transfer

●     tell us who receives the money

●     tell us where to send the money

●     show your government-issued ID

●     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes— information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Symons Capital Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 679-6667 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Kenneth G.Y. Grant, Chairman	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Daniel J. Condon	151 N Franklin Street, Suite 575
Gary E. Hippenstiel	Chicago, IL 60606
Stephen A. Little
Ronald C. Tritschler	LEGAL COUNSEL
Thompson Hine LLP
OFFICERS	312 Walnut Street, 14th Floor
David R. Carson, President	Cincinnati, OH 45202
Martin R. Dean, Vice President
Zachary P. Richmond, Treasurer and	CUSTODIAN
Chief Financial Officer	Huntington National Bank
Lynn E. Wood, Chief Compliance	41 South High Street
Officer	Columbus, OH 43215

INVESTMENT ADVISER	ADMINISTRATOR, TRANSFER
Symons Capital Management, Inc.	AGENT AND FUND ACCOUNTANT
650 Washington Road, Suite 800	Ultimus Fund Solutions, LLC
Pittsburgh, PA 15228	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

SYMONS-AR-20

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Symons Value Institutional Fund:	FY 2020	$13,800
	FY 2019	$13,500

Auer Growth Fund:	FY 2020	$13,800
	FY 2019	$13,500

(b)        Audit-Related Fees

Registrant

Symons Value Institutional Fund:	FY 2020	$0
	FY 2019	$0

Auer Growth Fund:	FY 2020	$0
	FY 2019	$0

(c)       Tax Fees

Registrant

Symons Value Institutional Fund:	FY 2020	$3,300
	FY 2019	$3,000

Auer Growth Fund:	FY 2020	$4,300
	FY 2019	$4,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Symons Value Institutional Fund:	FY 2020	$3,300
	FY 2019	$3,000

Auer Growth Fund:	FY 2020	$4,300
	FY 2019	$4,000

Nature of the fees: Not applicable

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$0	$0
FY 2019	$0	$0

(h)        The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ David R. Carson

David R. Carson, President

Date 1/26/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David R. Carson

David R. Carson, President

Date 1/26/2021

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date 1/26/2021